Item 1: Report to Shareholders

Dividend Growth Fund	June 30, 2006

The views and opinions in this report were current as of June 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Stocks rose modestly during the volatile first half of 2006, registering a strong advance early in the year before falling sharply in May and June. Soaring oil prices, rising interest rates, and a softening housing market raised concerns about the economy and added turbulence to equity markets. Investors hung on every nuance of new Federal Reserve Chairman Ben Bernanke’s statements, attempting to glean insight into future Fed actions. Four more quarter-point increases over the past six months brought the fed funds target rate to 5.25%, a level not seen in five years. The Fed has now raised short-term interest rates at 17 consecutive meetings since mid-2004 in an attempt to balance inflationary pressures while maintaining economic stability. Rate hikes tend to ripple through the economy about 12 to 18 months after the move, and there has been much debate as to whether the Fed will go too far and push the economy into a recession.

Pertinent to our fund, dividends continued their steady march back into style since the May 2003 tax cuts on dividends and capital gains. In the second quarter of 2006, S&P 500 companies increased dividends 11.1% year over year, according to ISI Group. We think the trend should continue as dividends have a long way to go—the payout ratio on the S&P 500 remains in the low 30% range, well below its 45-year average of 50%. More on this in our Outlook section.

Your fund gained 3.64% and 8.14% for the six and 12 months ended June 30, 2006, respectively. The fund outpaced the broad large-cap S&P 500 Index and its Lipper index of similar funds in the first half but trailed for the 12-month period. Strong results in our energy and industrials stocks aided results, while information technology and consumer discretionary detracted.

PERFORMANCE REVIEW

Fund performance in the first half of 2006 was led by the energy sector and our industrials holdings, especially in aerospace and transportation. Oil prices continued to climb in 2006, largely based upon geopolitical issues in Nigeria, Iran, Iraq, and Venezuela. Physical inventories could actually be considered average by historical standards. However, fears over the security of oil supplies have caused a desire for additional storage, thereby creating more upward (and somewhat artificial) pressure on demand. The price of a barrel of crude rose more than 20% to $74 in the first half of the year. In the near term, it appears that only a softening in global economies and a subsequent reduction in demand will cause oil prices to retreat. Higher oil prices meant greater demand for oil services companies, and two fund holdings, Baker Hughes and Diamond Offshore Drilling, were the top contributors. ExxonMobil, the fund’s largest holding at 2.6% of net assets, also made the top five. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Industrial and aerospace companies performed admirably. Strong global economies drove results for some of our larger industrial holdings including Roper Industries and Danaher, which registered double-digit gains in the first half. We have written in the past of our belief in the strength in the aerospace cycle and were rewarded by solid contributions from Rockwell Collins and General Dynamics.

Our transportation companies, including railroads and freight forwarders, were again solid performers. Union Pacific benefited from a solid economy that drove demand for the shipment of goods. In addition, railroads are taking business from trucking companies due to a significant cost advantage—railroads are more fuel efficient, and truckers face significant labor cost increases—and much of Union Pacific’s business is being advantageously repriced as old contracts are being renegotiated at current higher rates. Solid demand, share gains, and pricing power make a strong formula for a good stock. Our two freight-forwarding holdings, CH Robinson Worldwide and Expeditors International of Washington, continue to amaze us with their resilience. They are terrific businesses due to limited asset—and thus limited capital—requirements. They are essentially logistics companies that help their customers improve their supply chains. These companies are innovative, and demand for their services is exceptional. They have also been excellent stocks for years, and our tendency has been to trim as valuations expand and the risk/reward balance becomes less enticing. We will continue to stick to our strategy, although so far the stocks have continued to climb after our sales.

Only two of eight market sectors—information technology and consumer discretionary—detracted from performance. While our exposure to technology is limited, weak performance from Intel and Microsoft hurt results. Intel suffered as competitive inroads by American Micro Devices cut into market share and inventories built up. Intel responded by lowering prices to defend its turf and by slowing production to reduce inventory levels, which resulted in a hit to sales, margins, and profits. Recognizing it has a strong competitor and its markets are maturing, Intel is finally focused inward as it looks to take substantial cuts in its cost structure to compete more effectively. We think the company has solid earnings power and that the stock represents good value at recent prices.

We own Microsoft for its market leadership and strong cash generation and were looking forward to the upcoming launches of Vista, its next-generation desktop operating system, and the Office 2007 productivity suite. Despite delays in their expected releases, we look for these to drive attractive revenue and profit growth starting in 2007. What we did not anticipate was management's announcement of an incremental $2 billion to be spent in the coming fiscal year, mostly in support of the Vista launch and the MSN Internet and Xbox businesses. The move eliminated 10% of the company's expected forward earnings. The market's reaction—taking the stock down 15%—was swift and not entirely unjustified. The stock is now lower than it was in 1998 despite a tripling of earnings. Valuation has become especially attractive, however, particularly relative to our growth expectations. Adjusted for both the cash on the balance sheet and the impact of stock options, Microsoft recently traded at just 12 times our calendar year 2007 earnings estimate.

The consumer discretionary sector also hampered fund results. Much has been made of the vulnerability of U.S. consumers to higher gas prices, higher interest rates, and a peak in the housing market. We do not disagree with the argument and placed investments with companies that were positioned to gain market share should the consumer weaken. Still, Carnival, Home Depot, and Target were among our top 10 detractors. In our opinion, performance was driven partly by fact and partly by perception. Carnival and, to a lesser extent, Home Depot saw some weakness in their businesses, and the market punished them for it. On the other hand, Target, down 10% in the first half, continued to put up admirable results and despite its slide has been a good performer among its peer group. We lightened up on Carnival and Home Depot and are comfortable with our current levels in each.

PORTFOLIO CHANGES

New additions to the portfolio in the first half were largely defensive and were concentrated in the consumer staples, health care, and financial sectors. We think the global economy is slowing, and defensive, durable growth stocks tend to perform well in such an environment. Our largest purchase, Coca-Cola, needs no introduction. We have owned and made money in the stock previously and chose to revisit it when its shares retraced to the low $40s, leaving its price/earnings multiple at a modest premium to the market. While Coca-Cola’s turnaround has been progressing slowly and the carbonated soft drink industry remains sluggish, we believe that new management has succeeded in setting more realistic and achievable expectations. Coca-Cola is unlikely ever to achieve past valuations that registered forward-earnings multiples in the mid-20s and premiums to the consumer staples group of more than 40%. That said, we believe that with improved consistency—and helped by its industry-leading developing-market presence and global infrastructure to leverage innovation—the company can again be viewed as possessing an advantageous business model relative to its consumer staples peers. We were able to buy shares at a modest discount to its peer group, while taking some comfort that the company continues to be prudent with its cash as the turnaround slowly progresses. Coca-Cola generates over $5 billion in annual free cash flow before dividends. The majority of this cash funds its above-average dividend yield of 2.9% (as of June 30) and share buybacks that are reducing the number of shares outstanding.

We purchased three health care companies in an effort to build our position in this defensive sector. Many health care stocks performed poorly in the first half, providing us an opportunity to buy quality companies at good prices. Caremark RX is one of the largest U.S. pharmaceutical benefit managers, which manage the drug portion of health benefit plans—aggregating demand across plan sponsors (managed care, employers, government groups, unions, etc.) to negotiate better drug prices and manage usage to lower drug spending.

The industry is attractive, given its consolidated nature (three leaders control 70% of the market), significant barriers to entry, and attractive multiyear growth prospects. Growth is driven by several favorable secular trends, including the increased use of generic drugs, the rise in mail pharmacy, and the rapid growth in specialty drugs on top of core pharmaceutical market growth of 6% to 8%. We think these favorable dynamics, coupled with effective capital redeployment, should allow Caremark’s growth in earnings per share to approach or exceed 20% per year over several years. The company is well managed, has a strong balance sheet (a net cash position), and has actively returned capital to shareholders through share repurchases and the recent initiation of a dividend.

Despite a recent slowdown in the orthopedic market, Stryker, a leading maker of hip and knee implants and surgical instruments, has grown its sales by more than a third and its earnings by almost 50% during the last two years. Its stock, however, sells for the same price it did in January 2004. We initiated a position during the second quarter because we believe its valuation, which on several measures is at a five-year low, fully reflects the market’s concerns, and we have confidence that Stryker will maintain its attractive mid-teens earnings growth rate and impressive returns on capital over the next several years.

We initiated a position in medical goods manufacturer C R Bard on weakness as investors fretted over a deceleration in the company's revenues. However, we believed Bard, with its diversified portfolio of hospital supply products, would maintain a steady 9% to 10% revenue growth rate, and with good execution could increase earnings at a low- to mid-teens rate. For Bard's solid growth outlook, we viewed the earnings and cash flow multiple we paid as an attractive entry point for the stock. Since our purchase, the stock has rebounded nicely as Bard's steady growth has stood out among some more-troubled medical product peers.

Our two largest financials purchases were First Horizon National and Legg Mason. First Horizon is one of the nation’s top 30 bank holding companies, a leading mortgage bank, an investment bank, and the largest regional bank in Tennessee. The company has a long track record of growing earnings and dividends at a double-digit rate. However, the recent string of interest rate hikes has created operating challenges, slowing down mortgage activity and putting downward pressure on the bank’s net interest margin. The weak operating environment has caused investor sentiment toward the stock to sour, and the shares now trade at an attractive valuation, in our view. We believe prospects for the company’s earnings growth will improve once the interest rate environment stabilizes and that investors will reward the shares with a higher valuation.

It is no surprise that we are fans of the investment management business in general, and while the volatile U.S. equity markets have caused asset manager stocks to sell off, the long-term prospects for diversified investment managers is very good. In particular, we favor investment managers with strong fixed-income segments that should benefit as aging baby boomers shift more of their assets into lower-risk asset classes. We also like firms with a large international presence, as the penetration of mutual fund ownership abroad is significantly below U.S. levels. Legg Mason fits our criteria well. It is the second-largest publicly traded asset manager, with nearly $1 trillion in assets under management (AUM). We believe the company’s diversified mix of products (45% fixed income, 35% equity, 15% money market, 5% alternative classes), strong long-term investment performance record, and significant international exposure (25% of AUM) will provide a stable source of long-term earnings and cash flow generation. Legg Mason’s recent acquisition of Citigroup’s asset management business also offers significant cost savings and enhances the company’s distribution capabilities. Recently, the stock sold off as investors became too fixated on the poor one-year performance of one equity product (just 5% of AUM) and the slower realization of savings from the Citigroup transaction. We used this as an opportunity to buy the stock as it traded at just 14 times earnings per share, near its historical low.

As always, our sales reflected that something had changed in our investment thesis, the stock hit our target price, or we found a better idea. The volatility in the first half allowed us to do a fair bit of portfolio upgrades. For example, within financials we put proceeds from St. Paul Travelers Companies, Waddell & Reed Financial, and Fifth Third Bancorp into what we believe are more compelling investments, including AFLAC, Legg Mason, and First Horizon National. The elimination of Teleflex, Lockheed Martin, and HCA were due to full valuations—these stocks had all been good performers. Both Teleflex and Lockheed are in the aerospace industry, and a reduction in exposure, particularly given the recent strong performance, made sense to us. Finally, we sold prestige cosmetics maker Estee Lauder to reduce our exposure to the consumer.

OUTLOOK

We think the Fed is nearly done with its interest rate hikes and that while the economy is slowing, it will not go into a recession. We continue to position the portfolio into quality, durable growth companies that tend to perform well in such an environment.

As noted earlier, dividend-paying stocks are beginning to do well, outperforming non-dividend-paying stocks in the second quarter for the first time in over a year. Uncertainty over the economy, which is slowing, is causing a move into more defensive equities, many of which pay dividends.

We have written at length in the past of dividends' historical contribution to total return. Over time, dividends have accounted for nearly 50% of total returns. As you can see from the accompanying table, dividends' importance has varied, but the 1990s were an extreme exception as dividends' percentage of total return fell to just 14.5% as falling interest rates drove multiple expansion and subsequently the majority of returns. For this decade so far, dividends have accounted for all the returns as large-cap stocks have declined 2.7% while dividends have added 1.5%. Given the prospects for average capital appreciation, as opposed to the extreme runup in the 1990s, we believe dividends will continue to regain their relative importance.

Respectfully submitted,

Thomas J. Huber
President of the fund and chairman of its Investment Advisory Committee

July 19, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Beta: A measure of the market risk of a stock showing how responsive it is to a given market index, such as the S&P 500 Stock Index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Risk/reward: The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Standard & Poor’s stock ratings: A computerized scoring system based on per share earnings and dividend records of the most recent 10 years and measured against a matrix derived from the scores of a large and representative sample of stocks.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-capitalization U.S. companies.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/06‡	Year Ended 12/31/05‡	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE						
Beginning of period	$ 22.78	$ 22.92	$ 20.72	$ 16.76	$ 20.79	$ 21.88
Investment activities						
Net investment income	0.16	0.25	0.26	0.22	0.20	0.27
Net realized and unrealized gain (loss)	0.67	0.52	2.19	3.97	(4.03)	(1.08)
Total from investment activities	0.83	0.77	2.45	4.19	(3.83)	(0.81)
Distributions						
Net investment income	(0.15)	(0.26)	(0.25)	(0.23)	(0.20)	(0.28)
Net realized gain	(0.21)	(0.65)	–	–	–	–
Total distributions	(0.36)	(0.91)	(0.25)	(0.23)	(0.20)	(0.28)
NET ASSET VALUE						
End of period	$ 23.25	$ 22.78	$ 22.92	$ 20.72	$ 16.76	$ 20.79

Ratios/Supplemental Data

	6 Months Ended 6/30/06‡	Year Ended 12/31/05‡	12/31/04	12/31/03	12/31/02	12/31/01
Total return^	3.64%	3.35%	11.90%	25.17%	(18.47)%	(3.64)%
Ratio of total expenses to average net assets	0.74%†	0.75%	0.78%	0.83%	0.83%	0.82%
Ratio of net investment income to average net assets	1.36%†	1.09%	1.21%+	1.25%	1.08%	1.31%
Portfolio turnover rate	21.6%†	23.2%	16.5%	17.5%	20.4%	34.9%
Net assets, end of period (in millions)	$ 781	$ 773	$ 754	$ 695	$ 531	$ 692

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

\+ Includes the effect of a one-time special dividend (0.18% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 96.9%		
CONSUMER DISCRETIONARY 13.3%		
Hotels, Restaurants & Leisure 1.5%		
Carnival	160,000	6,679
International Game Technology	145,000	5,501
		12,180
Leisure Equipment & Products 0.5%		
Mattel	240,000	3,962
		3,962
Media 7.0%		
CBS, Class B	132,500	3,584
Clear Channel Communications	85,000	2,631
EchoStar Communications, Class A (1)	140,000	4,313
McGraw-Hill	157,500	7,911
Meredith	110,000	5,450
Omnicom	117,100	10,433
Time Warner	600,000	10,380
Tribune	140,000	4,540
Viacom, Class B (1)	142,500	5,107
		54,349
Multiline Retail 2.2%		
Family Dollar Stores	300,000	7,329
Target	202,500	9,896
		17,225
Specialty Retail 2.1%		
Home Depot	280,000	10,021
Ross Stores	220,000	6,171
		16,192
Total Consumer Discretionary		103,908

CONSUMER STAPLES 7.8%		
Beverages 2.3%		
Coca-Cola	200,000	8,604
PepsiCo	160,000	9,607
		18,211
Food & Staples Retailing 2.4%		
Sysco	180,000	5,501
Wal-Mart	90,000	4,335
Walgreen	200,000	8,968
		18,804
Food Products 1.6%		
General Mills	145,000	7,491
McCormick	150,000	5,032
		12,523
Household Products 0.4%		
Colgate-Palmolive	50,000	2,995
		2,995
Tobacco 1.1%		
Altria Group	117,500	8,628
		8,628
Total Consumer Staples		61,161
ENERGY 9.4%		
Energy Equipment & Services 2.8%		
Baker Hughes	162,500	13,301
Diamond Offshore Drilling	102,500	8,603
		21,904
Oil, Gas & Consumable Fuels 6.6%		
BP ADR	122,500	8,527
Chevron	170,000	10,550

ExxonMobil	325,000	19,939
Total ADR	185,000	12,121
		51,137
Total Energy		73,041

FINANCIALS 22.4%

Capital Markets 7.7%

Ameriprise Financial	85,000	3,797
Bank of New York	200,000	6,440
Legg Mason	40,000	3,981
Mellon Financial	170,000	5,853
Morgan Stanley	140,000	8,849
Nuveen Investments	180,000	7,749
State Street	200,000	11,618
UBS (CHF)	112,000	12,253
		60,540

Commercial Banks 3.2%

First Horizon National	100,000	4,020
U.S. Bancorp	310,000	9,573
Wells Fargo	170,000	11,403
		24,996

Consumer Finance 1.2%

American Express	175,000	9,314
		9,314

Diversified Financial Services 2.5%

Citigroup	400,000	19,296
		19,296

Insurance 5.8%

AFLAC	75,000	3,476
American International Group	120,000	7,086
Axis Capital Holdings	155,000	4,435

Genworth Financial, Class A	250,000	8,710
Hartford Financial Services	105,000	8,883
Marsh & McLennan	315,000	8,470
XL Capital	67,500	4,138
		45,198
Real Estate Investment Trusts (REITs) 2.0%		
Archstone-Smith Trust, REIT	87,500	4,451
CapitalSource, REIT	85,000	1,994
Global Signal, REIT	110,000	5,095
Vornado Realty Trust, REIT	45,000	4,390
		15,930
Total Financials		175,274
HEALTH CARE 10.2%		
Biotechnology 0.4%		
MedImmune (1)	100,000	2,710
		2,710
Health Care Equipment & Supplies 2.3%		
C R Bard	55,000	4,029
Dentsply International	75,000	4,545
Medtronic	130,000	6,100
Stryker	85,000	3,579
		18,253
Health Care Providers & Services 2.0%		
Cardinal Health	60,000	3,860
Caremark Rx	77,500	3,865
Quest Diagnostics	125,000	7,490
		15,215
Pharmaceuticals 5.5%		
Abbott Laboratories	105,000	4,579
Eli Lilly	72,500	4,007

Johnson & Johnson	135,000	8,089
Novartis (CHF)	119,000	6,432
Pfizer	425,000	9,975
Wyeth	225,000	9,992
		43,074
Total Health Care		79,252

INDUSTRIALS & BUSINESS SERVICES 14.4%

Aerospace & Defense 3.1%		
General Dynamics	130,000	8,510
Honeywell International	180,000	7,254
Rockwell Collins	155,000	8,660
		24,424
Air Freight & Logistics 2.0%		
C H Robinson Worldwide	52,500	2,798
Expeditors International of Washington	50,000	2,800
UPS, Class B	120,000	9,880
		15,478
Building Products 0.7%		
Masco	185,000	5,483
		5,483
Commercial Services & Supplies 0.4%		
ARAMARK, Class B	90,000	2,980
		2,980
Industrial Conglomerates 4.1%		
GE	470,000	15,491
Roper Industries	242,500	11,337
Tyco International	200,000	5,500
		32,328

Machinery 2.8%		
Danaher	145,000	9,326
Deere	50,000	4,175
Illinois Tool Works	125,000	5,938
Pall	70,000	1,960
		21,399
Road & Rail 1.3%		
Union Pacific	112,500	10,458
		10,458
Total Industrials & Business Services		112,550
INFORMATION TECHNOLOGY 10.4%		
Communications Equipment 1.7%		
Cisco Systems (1)	250,000	4,883
Nokia ADR	425,000	8,610
		13,493
Computers & Peripherals 0.5%		
Dell (1)	150,000	3,661
		3,661
IT Services 3.1%		
Automatic Data Processing	200,000	9,070
First Data	250,000	11,260
Paychex	87,500	3,411
		23,741
Semiconductor & Semiconductor Equipment 3.0%		
Analog Devices	205,000	6,589
Applied Materials	150,000	2,442
Intel	250,000	4,737
Linear Technology	230,000	7,703

Xilinx	90,000	2,038
		23,509
Software 2.1%		
Adobe Systems (1)	67,000	2,034
Jack Henry & Associates	135,000	2,654
Microsoft	515,000	12,000
		16,688
Total Information Technology		81,092
MATERIALS 2.5%		
Chemicals 1.7%		
Potash Corp. of Saskatchewan	33,000	2,837
Praxair	60,000	3,240
Sigma Aldrich	100,000	7,264
		13,341
Paper & Forest Products 0.8%		
International Paper	185,000	5,975
		5,975
Total Materials		19,316
TELECOMMUNICATION SERVICES 4.4%		
Diversified Telecommunication Services 2.2%		
Telus (Non-voting shares)	260,000	10,500
Verizon Communications	210,000	7,033
		17,533
Wireless Telecommunication Services 2.2%		
Alltel	70,000	4,468
Sprint Nextel	185,000	3,698

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($ 000s)

	6 Months Ended 6/30/06	Year Ended 12/31/05
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 5,303	$ 8,287
Net realized gain	17,867	32,858
Change in net unrealized gain (loss)	5,109	(15,363)
Increase in net assets from operations	28,279	25,782
Distributions to shareholders		
Net investment income		
Investor Class	(5,009)	(8,701)
Advisor Class	(1)	–
Net realized gain		
Investor Class	(6,991)	(21,507)
Advisor Class	(3)	–
Decrease in net assets from distributions	(12,004)	(30,208)
Capital share transactions*		
Shares sold		
Investor Class	57,303	122,092
Advisor Class	–	250
Distributions reinvested		
Investor Class	11,248	28,623
Advisor Class	4	–
Shares redeemed		
Investor Class	(77,667)	(126,656)
Increase (decrease) in net assets from capital share transactions	(9,112)	24,309
Net Assets		
Increase during period	7,163	19,883
Beginning of period	773,658	753,775
End of period	**$ 780,821**	**$ 773,658**
Undistributed net investment income	293	–

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Dividend Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks. The fund has two classes of shares: the Dividend Growth Fund original share class, referred to in this report as the Investor Class, offered since December 30, 1992, and Dividend Growth Fund—Advisor Class (Advisor Class), offered since December 30, 2005. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $4,000 for the six months ended June 30, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2006, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $83,043,000 and $99,105,000, respectively, for the six months ended June 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2006.

At June 30, 2006, the cost of investments for federal income tax purposes was $580,200,000. Net unrealized gain aggregated $198,949,000 at period-end, of which $214,998,000 related to appreciated investments and $16,049,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund's average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund's group fee is determined by applying the group fee rate to the fund's average daily net assets. At June 30, 2006, the effective annual group fee rate was 0.31%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2008. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.05%. The class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class's net assets have grown or expenses have declined sufficiently to allow repayment without causing the class's expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2010. At June 30, 2006, there were no amounts subject to repayment. For the six months ended June 30, 2006, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2006, expenses incurred pursuant to these service agreements were $37,000 for Price Associates, $400,000 for T. Rowe Price Services, Inc., and $154,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended June 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $394,000, and the value of shares of the T. Rowe Price Reserve Funds held at June 30, 2006, and December 31, 2005, was $18,046,000 and $18,162,000, respectively.

As of June 30, 2006, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 328,035 shares of the Investor Class, and 11,090 shares of the Advisor Class, aggregating 1% of the fund's net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Dividend Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2006